                            HELLER FINANCIAL, INC.
                                  7-7/8% NOTE
                             DUE NOVEMBER 1, 1999

NO. R-1
CUSIP NO. 423328 BA 0                                          U.S. $150,000,000

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC" OR THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

          HELLER FINANCIAL, INC., a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the sum of 150,000,000 Dollars on November 1, 1999, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from November 1, 1994, or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing May 1, 1995, through maturity (each an "Interest Payment Date"), until the principal hereof is paid or has been duly provided for, at the rate of 7-7/8% per annum. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered as the close of business on the fifteenth day of the calendar month immediately preceding each Interest Payment Date. Any such Interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on each Interest Payment Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a record date not more than 15 days and not less than 10 days prior to the date fixed by the Trustee for payment of such defaulted interest and not less than 10 days after the receipt by the Trustee from the Company of notice of the proposed payment, notice of which record date shall be given to Holders of

Notes not less than 10 days prior to such record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company payment of Interest may be made (subject to collection) by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.



                       *               *               *

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

          THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.

DATED:  November 1, 1994

                                    HELLER FINANCIAL, INC.



                                    By:____________________________

                                    Executive Vice President
                                    and Chief Financial Officer


[Seal]

ATTEST:


________________________


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes of the series designated and referred to in the within-mentioned Indenture.

                                    THE FIRST NATIONAL BANK OF BOSTON, as
                                    Trustee


                                    By:_____________________________
                                       Authorized Signatory

                               [Reverse of Note]

                            HELLER FINANCIAL, INC.
                                  7-7/8% NOTE
                             DUE NOVEMBER 1, 1999


          This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the "Securities") of the Company, all such Securities issued and to be issued under an Indenture for Senior Securities (herein, together with all indentures supplemental thereto, called the "Indenture") dated as of February 24, 1993, between the Company and The First National Bank of Boston, as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a specification of the rights and limitation of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee and of the Company. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series designated on the face hereof (the "Notes").

     The Notes are not redeemable by the Company prior to maturity and do not provide for any sinking fund.

     If any Event of Default with respect to the Notes, as defined in the Indenture, shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, as defined in the Indenture, of each series of Securities to be affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer herefor or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

          No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Securities Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company to be maintained for that purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Company and the Securities Registrar duly executed by, the Holder herefor or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

          This Security is exchangeable by the Company only if (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for this global Note or if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for certificated Notes in registered form or (z) an

Event of Default, or an event which with the passage of time or the giving of notice would become an Event of Default, with respect to the Notes represented hereby has occurred and is continuing, provided that the certificated Notes so issued by the Company in exchange for this permanent global Note shall be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent global Note to be exchanged, and provided further that, unless the Company agrees otherwise, Notes of this series in certificated registered form will be issued in exchange for this permanent global Note, or any portion hereof, only if such Notes in certificated registered form were requested by written notice to the Trustee or the Securities Registrar by or on behalf of a Person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent global Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

          No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in this Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment, penalty or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof.

          The Indenture with respect to any series will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities of such series or upon the irrevocable deposit with the Trustee of cash or Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article VI of the Indenture.

          Certain terms used in this Note which are defined in the Indenture have the meanings set forth therein.

          This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

          The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing hereon, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

           TEN COM - as tenants in common
           TEN ENT - as tenants by the entireties
           JT TEN - as joint tenants with right of survivorship and not as tenants in common
           UNIF GIFT MIN ACT -
              ___________________ Custodian ______________________
                    (Cust)                         (Minor)

              Under Uniform Gifts to Minors Act

              ____________________________________________________

     Additional abbreviations may also be used though not in the above list.
                          __________________________

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
- - - ------------------------------------

- - - ------------------------------------

(Please Print or Typewrite Name and Address of Assignee)

the within instrument of HELLER FINANCIAL, INC. and does hereby irrevocably constitute and appoint
Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Dated _____________                              _________________________
                                                         Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration by enlargement or any change whatever.

                            HELLER FINANCIAL, INC.
                                  7-7/8% NOTE
                             DUE NOVEMBER 1, 1999

NO. R-2
CUSIP NO. 423328 BA 0                                           U.S. $50,000,000

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC" OR THE "DEPOSITORY"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     HELLER FINANCIAL, INC., a Delaware corporation (hereinafter called the "Company", which term includes any successor corporation under the Indenture referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the sum of 50,000,000 Dollars on November 1, 1999, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from November 1, 1994, or from and including the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, semi-annually on May 1 and November 1 in each year, commencing
May 1, 1995, through maturity (each an "Interest Payment Date"), until the principal hereof is paid or has been duly provided for, at the rate of 7-7/8% per annum. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in said Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities, as defined in said Indenture) is registered as the close of business on the fifteenth day of the calendar month immediately preceding each Interest Payment Date. Any such Interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on each Interest Payment Date and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a record date not more than 15 days and not less than 10 days prior to the date fixed by the Trustee for payment of such defaulted interest and not less than 10 days after the receipt by the Trustee from the Company of notice of the proposed payment, notice of which record date shall be given to Holders of

Notes not less than 10 days prior to such record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, provided, however, that at the option of the Company payment of Interest may be made (subject to collection) by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register.

     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.



                       *               *               *

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

     THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR OF THE DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR.

DATED:  November 1, 1994

                                       HELLER FINANCIAL, INC.



                                       By:____________________________

                                       Executive Vice President
                                       and Chief Financial Officer


[Seal]

ATTEST:


________________________


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes of the series designated and referred to in the within-mentioned Indenture.

                                       THE FIRST NATIONAL BANK OF BOSTON, as
                                       Trustee


                                       By: _____________________________
                                           Authorized Signatory

                               [Reverse of Note]

                            HELLER FINANCIAL, INC.
                                  7-7/8% NOTE
                             DUE NOVEMBER 1, 1999


     This Note is one of a duly authorized issue of debentures, notes or other evidences of indebtedness (hereinafter called the "Securities") of the Company, all such Securities issued and to be issued under an Indenture for Senior Securities (herein, together with all indentures supplemental thereto, called the "Indenture") dated as of February 24, 1993, between the Company and The First National Bank of Boston, as Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a specification of the rights and limitation of rights thereunder of the Holders of the Securities and of the rights, obligations, duties and immunities of the Trustee and of the Company. As provided in the Indenture, the Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of a series designated on the face hereof (the "Notes").

     The Notes are not redeemable by the Company prior to maturity and do not provide for any sinking fund.

     If any Event of Default with respect to the Notes, as defined in the Indenture, shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding, as defined in the Indenture, of each series of Securities to be affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of any series at the time Outstanding, as defined in the Indenture, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences with respect to such series. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the transfer herefor or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is transferable on the Securities Register of the Company, upon surrender of this Note for registration of transfer at the office or agency of the Company to be maintained for that purpose in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in the form satisfactory to the Company and the Securities Registrar duly executed by, the Holder herefor or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Notes are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple of $1,000. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of a like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

     This Security is exchangeable by the Company only if (x) the Depository notifies the Company that it is unwilling or unable to continue as Depository for this global Note or if at any time the Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, (y) the Company in its sole discretion determines that this Note shall be exchangeable for certificated Notes in registered form or (z) an

Event of Default, or an event which with the passage of time or the giving of notice would become an Event of Default, with respect to the Notes represented hereby has occurred and is continuing, provided that the certificated Notes so issued by the Company in exchange for this permanent global Note shall be in denominations of $1,000 and any integral multiple of $1,000 in excess thereof and be of like aggregate principal amount and tenor as the portion of this permanent global Note to be exchanged, and provided further that, unless the Company agrees otherwise, Notes of this series in certificated registered form will be issued in exchange for this permanent global Note, or any portion hereof, only if such Notes in certificated registered form were requested by written notice to the Trustee or the Securities Registrar by or on behalf of a Person who is beneficial owner of an interest hereof given through the Holder hereof. Except as provided above, owners of beneficial interests in this permanent global Note will not be entitled to receive physical delivery of Notes in certificated registered form and will not be considered the Holders thereof for any purpose under the Indenture.

     No recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in this Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or indirectly through the Company or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment, penalty or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as a condition of and as part of the consideration for the issue hereof.

     The Indenture with respect to any series will be discharged and cancelled except for certain Sections thereof, subject to the terms of the Indenture, upon the payment of all the Securities of such series or upon the irrevocable deposit with the Trustee of cash or Government Obligations (or a combination thereof) sufficient for such payment in accordance with Article VI of the Indenture.

     Certain terms used in this Note which are defined in the Indenture have the meanings set forth therein.

     This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue and notwithstanding any notation of ownership or other writing hereon, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN  - as joint tenants with right of survivorship
                    and not as tenants in common
          UNIF GIFT MIN ACT -
             ___________________ Custodian ______________________
                   (Cust)                         (Minor)

             Under Uniform Gifts to Minors Act

             ____________________________________________________

     Additional abbreviations may also be used though not in the above list.
                          __________________________

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


  PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
- - - ------------------------------------

- - - ------------------------------------

(Please Print or Typewrite Name and Address of Assignee)

the within instrument of HELLER FINANCIAL, INC. and does hereby irrevocably constitute and appoint
Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.

Dated _____________                              _________________________
                                                         Signature

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration by enlargement or any change whatever.